DELAWARE GROUP FOUNDATION FUNDS
Delaware S&P 500 Index Fund

Supplement to the Prospectuses dated November 30, 2003

The Board of Trustees of Delaware Group Foundation Funds (the "Trust") has unanimously voted to liquidate and dissolve the Delaware S&P 500 Index Fund series (the "Fund") of the Trust. As a result of the decision to pursue liquidation and dissolution of the Fund, new investors are no longer permitted to purchase shares of the Fund.

Current shareholders are being offered the opportunity to exchange their shares of the Fund for shares of other Delaware Investments funds in advance of the liquidation by calling our Shareholder Services Center at 800 523-1918. If a current shareholder does not request an exchange to another Delaware Investments fund by the close of business on January 24, 2005, the shareholder will be paid a liquidation distribution by the Fund.

Please keep this Supplement for future reference.

This Supplement is dated December 27, 2004.